UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                ------------------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  October 24, 2005

                        ROFIN-SINAR TECHNOLOGIES INC.
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            (Exact name of registrant as specified in its charter)



           Delaware               000-21377              38-3306461
-----------------------------    ----------------       --------------------
(State of other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                 Number)              Identification No.)


         40984 Concept Drive, Plymouth, MI                 48170
      ----------------------------------------         ------------
      (Address of principal executive offices)          (Zip Code)


                              (734) 455-5400
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          (Registrant's telephone number, including area code)

                               Not Applicable
        -----------------------------------------------------------
          (Former name, former address and former fiscal year,
                     if changed since last report)

            SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 24, 2005, Rofin-Sinar Technologies Inc. issued a press release announcing that Dr. Steven Fantone has recently been appointed as a new independent member to the Board of Directors.



            SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01  Financial Statements and Exhibits

Exhibit Number           Description
---------------          -------------
99.1	Press release dated October 24, 2005


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Rofin-Sinar Technologies Inc.
                               ---------------------------------
                                     (Registrant)

   Date:   October 25, 2005       /s/  Gunther Braun
                               ---------------------------------
                                   Gunther Braun
                              President, Chief Executive Officer,
                              And Chief Financial Officer

                           Exhibit Index

Exhibit Number           Description
---------------          -------------
99.1                    Press release dated October 24, 2005, announcing
                         appointment of a new member to the Board of Directors